Notice to Contract Owner
                                        Important! Please Respond Immediately

May 20, 1999


Dear Transamerica Contract Owner:

The Board of Directors of Transamerica Variable Insurance Fund, Inc., has called a special meeting of shareholders to be held June 16, 1999, for the purposes explained in the enclosed Notice of a Special Meeting of Shareholders and Proxy Statement.

The Growth Portfolio of Transamerica Variable Insurance Fund, Inc., is the investment available under your Equity Investment Fund Contract supported by Transamerica Occidental's Separate Account C. As a shareholder in the Growth Portfolio, Transamerica will vote its shares at this meeting. As a Contract Owner, with amounts in Separate Account C which invests in the Growth Portfolio, you have the right to instruct Transamerica how to vote its shares. Transamerica will vote all the shares held in Separate Account C in accordance with the instructions it receives from you and other Contract Owners. This mailing is to solicit instructions from you.

This special meeting is prompted by the merger agreement between Transamerica Corporation, the parent company of the Portfolio's investment adviser and sub-adviser, and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the services you currently receive from Transamerica.

The enclosed materials provide information about the meeting and seek your instructions regarding approval of new investment advisory and sub-advisory agreements for the Growth Portfolio and other proposals. The enclosed materials explain that these new agreements are identical to the existing agreements in all material respects. In the course of representing your interests, the Fund's Board of Directors has evaluated and unanimously approved the proposals and recommends approval of the new agreements and the other proposals.

Your instructions are important to us. Please mark your instructions on the enclosed instruction form, sign, date and return it in the enclosed postage paid envelope as soon as possible. At any time prior to when Transamerica votes its shares, you may revoke your previously submitted instructions. If you have any questions, please call our proxy solicitor, Georgeson & Company, at 800-223-2064, 8 a.m. to 8 p.m. Eastern time. If we have not received your instructions prior to the meeting date, you may be contacted by Georgeson. We hope this contact will not be an inconvenience to you.


Sincerely,




Sandra Brown, Vice President
Transamerica Occidental Life Insurance Company



                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------

                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve  the  new   investment  o           o        o
     The  undersigned  Contract  Owner  instructs   Transamerica  advisory    agreement    between   the
     Occidental Life Insurance Company  ("Transamerica") to vote  Portfolio and Transamerica  Occidental in the  manner  indicated  on this  form all  shares of the  Life Insurance Company.
     Growth  Portfolio  ("Portfolio")  of Transamerica  Variable
     Insurance Fund,  Inc.,  attributable as of May 10, 1999, to
     the Contract  Owner's account value in Separate  Account C,                                          o           o        o
     at the Special  Meeting of  Shareholders  on June 16, 1999,
     and all adjournments or postponements  thereof,  and in its
     sole  discretion on such other matters as may properly come  2.  To  approve  the  new   investment
     before the meeting.                                          sub-advisory  agreement,  relating  to
                                                                  the  Portfolio,  between  Transamerica
     These  instructions  are being solicited by Transamerica
     as Occidental Life Insurance Company and a shareholder in the
     Portfolio. Receipt of the Notice to Transamerica Investment
     Services, Inc. Contract Owners,  Notice of a Special  Meeting
     of Shareholders and Proxy Statement is hereby acknowledged.


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS: x                                                               For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                      Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                      Dr. James H. Garrity                   o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To ratify the selection by the Board
                                                                  of Directors of Ernst & Young LLP  as
                                                                  independent public accountants for the
                                                                  fiscal year ending December 31, 1999.
                                                                 --------------------------------------- --------- ------- --------


 Please be sure to sign and date this form.

  Date
  -------------------------

 Please sign exactly as name appears to the left.
 When signing as attorney,executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Contract Owner signs here          Joint-owner signs here
      -----------------------------------------------------------